Exhibit 10.101

CONSENT TO PPP LOAN

(MSCI 20 l 9-H6 [Midland]/ Fairfield Inn & Suites Lubbock)

entered into by and among

Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2019-H6,
Commercial Mortgage Pass-Through Certificates, Series 2019-H6,

as Noteholder

and

LF3 Lubbock Expo, LLC, as Borrower

and

Lodging Fund REIT III, Inc. and Lodging Fund REIT III OP, LP,

collectively, as Guarantor

and

Borrower and Guarantor,

collectively, as Indemnitor

regarding that certain real property (including improvements thereon)

commonly known as

Fairfield Inn & Suites Lubbock, located at 6435 50th Street

Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LFJ Lubbock Expo, LLC

Property: 6435 50th Street (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

CONSENT TO PPP LOAN

(MSCI 20I9-H6 [Midland] / Fairfield Inn & Suites Lubbock)

This Consent is entered into as of the Effective Date by and among Noteholder, Borrower, Guarantor, and Indemnitor.

Recitals

A.          Effective as of April 4, 2019, Original Borrower executed the Loan Agreement, which evidences the Loan.

B.        The outstanding indebtedness evidenced by, among other documents, the Loan Agreement, is secured by, among other things, the liens, security interests, terms, and provisions contained within the Deed of Trust.  The Deed of Trust covers, among other things, the Property.

C.          Pursuant to certain assignments, endorsements and/or transfers of the Loan Documents, Noteholder is the current owner of the Loan Documents.

D.          Pursuant to the Assumption Agreement, Borrower and Guarant01\ assumed all of Original Borrower and Original Guarantors rights, duties and obligations under the Loan Documents.

E.          Borrower and/or its affiliates have previously received the First PPP Loan.

F.           Borrower and/or its affiliates desire to obtain the Second PPP Loan and have requested that Noteholder modify certain terms and provisions of the Loan Documents, and subject to the terms and provisions set forth herein, Noteholder is willing to do so.

NOW, THEREFORE, in consideration of the representations and mutual agreements made herein, the payment of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Noteholder and Obligors agree as follows:

Consent

ARTICLE I

DEFINED TERMS

1.1      Definitions.       As used in this Consent, the following terms shall have the following meanings:

"Assumption Agreement" means that certain Consent, Amendment and Assumption Agreement, dated January 8, 2020, entered into by and among Original Borrower, Original Guarantor, Borrower, Guarantor, and Noteholder.

"Consent" means this Consent to Second PPP Loan.

"Borrower" means LF3 Lubbock Expo, LLC, a Delaware limited liability company.

Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LFJ Lubbock Expo, LLC

Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

“Claims” means, collectively, any and all claims, demands, damages, liabilities and causes of action of whatever kind and character (whether such claims arise in contract or tort and whether such claims are founded upon statutory or common law, including, but not limited to, breach of contract, negligence, breach of any duty of good faith and fair dealing, causes of action arising out of or construed to be deceptive trade practices, usury, unfair claim settlement practices, business torts, breach of warranty or any warranty or any other cause of action whatsoever).

“Deed of Trust” means that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated effective April 4, 2019, executed and delivered by Original Borrower, as grantor, to Eugene F. Segrest, as trustee, for the benefit of Original Noteholder, as beneficiary, recorded in the Real Property Records in Lubbock County, Texas, covering, among other things, the Property.

“Effective Date” means March 5, 2021 (Friday).

“Event of Default” means the occurrence of:

(a)         An Event of Default under the Loan Documents; and/or

(b)         A breach of any term, provision and/or covenant set forth in this Consent.

“First PPP Loan” means Borrower’s and/or its affiliate’s receipt of funds from the PPP Loan on or about April 8, 2020.

“Guarantor” means, collectively, Lodging Fund REIT III, Inc., a Maryland corporation and Lodging Fund REIT III OP, LP, a Delaware limited partnership.

“Guaranty” means that certain Guaranty of Recourse Obligations, dated December 30, 2019, executed by Original Guarantor for the benefit of Original Noteholder.

“Indemnitor” means, collectively, Borrower and Guarantor.

“Loan” means the indebtedness evidenced by the Loan Documents.

“Loan Agreement” means that certain Loan Agreement, dated April 4, 2019, entered into by and between Original Borrower and Original Noteholder.

“Loan Documents” means the Loan Agreement, and any and all other documents executed in connection therewith and/or relating in any way thereto.

“Noteholder” means Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6, acting by and through Special Servicer.

“Noteholder Released Parties” means Noteholder, any preceding noteholder (including Original Noteholder and any warehouse noteholder), the master servicer, the special servicer, and any and all previous and contemporaneous master servicer(s), primary servicer(s), special servicer(s), and any sub- servicer(s), as well as any and all parent(s), affiliate(s), subsidiary(ies), successor(s), assign(s), member(s), partner(s), shareholder(s), independent contractor(s), representative(s), and/or agent(s) of the foregoing.

2	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

"Notcholdcr's Costs" means, collectively, the following costs and expenses of Noteholder, to be paid by Borrower on the Closing Date:

(a)         The review fee listed at Item I(a) on Exhibit "A", attached hereto and incorporated herein by reference;

(b)         Noteholder's estimated legal fees listed as Item l(b) on Exhibit "A";

(c)         Any other fees and costs incurred by Noteholder in connection with this Consent, or otherwise due and owing pursuant to the Loan Documents.

"Obligors" means, collectively, Borrower, Guarantor, and Indemnitor.

"Original Borrower'' means Treemont Capital Partners IV, LP, a Texas limited partnership.

"Original Guarantor" means Philip A. McRae, individually.

"Original Noteholder" means Starwood Mortgage Capital LLC, a Delaware limited liability company.

"Pooling and Servicing Agreement" means that certain Pooling and Servicing Agreement, dated June 1, 2019, relating to Noteholder\ Special Servicer, the Loan, and the Property.

"PPP Loan" means a loan from the SBA to Borrower and/or its affiliate relating to the Paycheck Protection Program Loan.

"Property" means that certain real property, personal property and general intangibles described in the Deed of Trust, the real property of which being commonly known as Fairfield Inn & Suites Lubbock and located at 6435 50th Street, Lubbock, Texas 79407.

"SBA" means the United States Small Business Administration.

"Second PPP Loan'' means the second PPP Loan obtained by Borrower and/or its affiliate (funded after January 13, 2021).

"Special Servicer'' means MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, not individually but solely in its authorized capacity as special servicer pursuant to the Pooling and Servicing Agreement.

ARTICLE II

INCORPORATION BY REFERENCE; FURTHER ASSURANCES

2.1       Recitals; Defined Terms. The recitals above are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Documents.

2.2       Further Assurances. Borrower agrees to execute and deliver to Noteholder from time to time such other documents and instruments, and to take such other actions, requested by Noteholder to more effectively carry out the terms hereof.

3	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

ARTICLE III

CONSENT

3.1         PPP Loan; SPE Covenants.

(a)          Save and except as set forth in Section 3.1(a)(i) and (ii) below and as expressly stated in Section 3.1(b) below, and notwithstanding anything to the contrary in Section 3. l.24 in the Loan Agreement, Noteholder hereby consents to Borrower and/or its affiliate's receipt of the Second PPP Loan and provides that such receipt of the Second PPP Loan will (x) not be a breach of 3. l.24 in the Loan Agreement, (y) be deemed a Permitted Indebtedness, and (z) not cause the Loan to become full recourse, so long as:

(i)          The Second PPP Loan is completely (100%) forgiven within two(2)years of its origination date in accordance with the Paycheck Protection Program; or

(ii)          Borrower otherwise pays the Second PPP Loan in full prior to its maturity date.

Also, Borrower agrees to provide to Noteholder a certification that certifies the Second PPP Loan has been forgiven (when the Second PPP Loan is forgiven) or paid off in full (when Borrower pays the Second PPP Loan in full).

(b)          If either of the conditions in Section 3.1(a)(i) or (ii) is not satisfied, Obligors hereby acknowledge and agree that Section 3, l(a)(x), (y) and (z) above shall be deemed null and void, and Borrower and/or its affiliate's receipt of the Second PPP Loan will (x) be deemed a breach of Section 3.1.24 in the Loan Agreement, (y) not be deemed a Permitted Indebtedness, (z) be an automatic Event of Default, and (xx) be a breach of Borrower's Recourse Liabilities, causing the Loan to become a recomse obligation against Borrower and Guarantor.

ARTICLE IV

CONDITIONS PRECEDENT

4.1         Conditions Precedent. The terms and provisions contained within this Consent are subject to complete satisfaction (in Noteholder's sole and absolute discretion) on or before the Effective Date of the following conditions precedent:

(a)          This Consent. This Consent has been fully-executed;

(b)          Authority of Borrower. Noteholder's counsel shall have reviewed and approved appropriate resolutions/consents authorizing the transaction contemplated by this Consent;

(c)         Payments. Noteholder has received Noteholder's Costs;

(d)         No Event of Default. Except as expressly modified by this Consent, there shall exist no Event of Default, nor any event which with notice or the passage of time or both would constitute an Event of Default;

4	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

(e)          Additional Documents. Borrower shall have executed and delivered to Noteholder such other documents as Noteholder reasonably requires to be executed in connection with the transaction contemplated by this Consent; and

(f)         Additional Conditions. Borrower's and Guarantor's (as applicable) compliance, or agreement to comply (as applicable), with the items listed on Exhibit "A", attached hereto and incorporated herein by reference.

ARTICLEV

BORROWER'S REPRESENTATIONS AND WARRANTIES

5.1         Borrower's Representations and Warranties. Borrower hereby represents, warrants, covenants, acknowledges and agrees to Noteholder that, on the Effective Date:

(a)         Prior to March 27, 2020, no Event of Default existed by Borrower, nor any event which with notice or the passage of time or both would have constituted an Event of Default by Borrower; provided, however, Borrower is currently experiencing a financial hardship due to, directly or indirectly, the "COVID-19 emergency" (as defined in IRS Revenue Procedme 2020- 26).

(b)         Borrower has the full legal right, power and authority to enter into and perform its obligations under this Consent, and the execution and delivery of this Consent by Borrower and the consummation by Borrower of the transaction contemplated hereby and performance by Borrower of its obligations hereunder have been duly authorized by all necessary action.

(c)         The First PPP Loan has been forgiven in full by the applicable authority.

ARTICLE VI

OBLIGORS' RELEASE AND WAIVER

6.1         IN CONSIDERATION OF NOTEHOLDER ENTERING INTO THIS CONSENT, EACH OBLIGOR, ON ITS OWN BEHALF AND ON BEHALF OF ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER IT, DOES HEREBY RELEASE AND FOREVER DISCHARGE NOTEHOLDER RELEASED PARTIES FROM CLAIMS, WHETHER SUCH CLAIMS ARE KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANYWAY RELATED TO THE LOAN, THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHICH ANY OBLIGOR MAY NOW HAVE AGAINST NOTEHOLDER RELEASED PARTIES (TO THE EXTENT SUCH CLAIMS ORIGINATED IN WHOLE OR IN PART OR, BASED ON PRESENTLY EXISTING FACTS, COULD HAVE ORIGINATED IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE), INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS DIRECTLY OR INDIRECTLY ARISING FROM OR IN CONNECTION WITH (I) ANY OF THE LOAN DOCUMENTS OR THE OBLIGATIONS THEREUNDER, (II) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR THE PERFORMANCE OF THE OBLIGATIONS THEREUNDER, (III) ANY ACTION OR OMISSION TO ACT BY ANY OF NOTEHOLDER RELEASED PARTIES IN CONNECTION WITH THE LOAN OR PURSUANT TO THE LOAN DOCUMENTS AND (IV) ANY OTHER ACTION OR OMISSION TO ACT TAKEN ON OR BEFORE THE EFFECTIVE DATE BY ANY OF NOTEHOLDER RELEASED PARTIES RELATED TO THE LOAN. EACH OBLIGOR HEREBY  REPRESENTS AND WARRANTS THAT IT HAS NOT ASSIGNED OR  TRANSFERRED,

5	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY, ANY CLAIM AGAINST NOTEHOLDER RELEASED PARTIES, OR ANY PORTION THEREOF OR INTEREST THEREIN, AND THAT EACH OF THEM INDIVIDUALLY IS THE SOLE AND RIGHTFUL OWNER OF ANY SUCH CLAIM. IF ANY OBLIGOR HEREAFTER COMMENCES, JOINS IN OR IN ANY MANNER SEEKS RELIEF THROUGH ANY SUIT ARISING OUT OF, BASED UPON OR RELATING TO ANY OF THE CLAIMS RELEASED BY OBLIGORS, THEN OBLIGORS (JOINTLY AND SEVERALLY) WILL PAY TO NOTEHOLDER RELEASED PARTIES, AND EACH OF THEM, IN ADDITION TO ANY OTHER DAMAGES CAUSED TO NOTEHOLDER RELEASED PARTIES THEREBY, ALL ATTORNEYS' FEES INCURRED BY NOTEHOLDER RELEASED PARTIES IN DEFENDING OR OTHERWISE RESPONDING TO THE SUIT OR CLAIM.

6.2         Borrower hereby waives:

(a)          Any and all defenses to payment of the Loan for any reason (to the extent such defenses exist as of the Effective Date); and

(b)          Any and all defenses, counterclaims or offsets to the Loan Documents (to the extent such defenses, counterclaims or offsets exist as of the Effective Date).

ARTICLE VII

NO REPRESENTATIONS OR WARRANTIES DY NOTEHOLDER.

7.1         No Representations or Warranties by Noteholder. Borrower agrees that:

(a)          Noteholder has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy, or status; and

(b)          No claims relating to the Property, its condition, or its use, occupancy, or status, will be asserted against Noteholder or its agents, employees, professional consultants, affiliated entities, successors, or assigns, either affirmatively or as a defense.

ARTICLE VIII

MISCELLANEOUS

8.1         Governing Law. This Consent shall be governed by and construed in accordance with the law of the State of Texas.

8.2         Modification of this Consent. This Consent cannot be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought. This Consent and the Loan Documents represent the final agreement among Noteholder and Borrower may not be contradicted by evidence of prior or contemporaneous agreements or subsequent oral agreements of Noteholde1· and Borrower related to matters referenced herein. There are no oral agreements between or among Noteholder and Borrower.

8.3         No Other Modifications or Extensions. Except as expressly modified and/or extended herein, Borrower agrees that the terms and provisions contained within the Loan Documents shall not be modified or extended in any way and remain in full force and effect.

6	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

8.4         Multiple Counterparts. This Consent may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be construed together to constitute one (1) instrument, and electronic signatures delivered by .pdf shall be deemed originals.

8.5         Severability. In the event any provision of this Consent is determined by appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or reconstrued as such authority determines, and the remainder of this Consent shall be construed to be in full force and effect.

8.6         Time of Essence. Time is of the essence in the performance of the covenants contained in this Consent and in the Loan Documents.

7	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

IN WITNESS WHEREOF, this Consent has been executed to be enforceable on the Effective Date.

NOTEHOLDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I TRUST 2019-H6, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2019-H6

By:

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASOCIATION, not individually but solely in its authorized capacity as special servicer pursuant to that certain Pooling and Servicing Agreement dated June 1, 2019

	By:	/s/ Dugger Schwartz
Name: Wm. Dugger Schwartz
Title: Sr. Vice President

[this space intentionally left blank]

BORROWER:

LF3 LUBBOCK EXPO, LLC,
a Delaware limited liability company

BY: Lodging Fund REIT III OP, LP
ITS: Sole Member

By: Lodging Fund REIT Ill, Inc.
Its: General Partner

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

LODGING FUND REIT III, INC.,
a Maryland corporation

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

LODGING FUND REIT III OP, LP,
a Delaware limited partnership

By: Lodging Fund REIT III, Inc.
Its: General Partner

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

INDEMNITOR:

LF3 LUBBOCK EXPO, LLC,
a Delaware limited liability company

BY: Lodging Fund REIT III OP, LP
ITS: Sole Member

By: Lodging Fund REIT Ill, Inc.
Its: General Partner

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

LODGING FUND REIT III, INC.,
a Maryland corporation

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

LODGING FUND REIT III OP, LP,
a Delaware limited partnership

By: Lodging Fund REIT III, Inc.
Its: General Partner

By:	/s/ Samuel C. Montgomery
Name: Samuel C. Montgomery
Title: COO

Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street, Lubbock, Texas 79407 (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN

EXHIBIT "A"

to that certain
Consent to Second PPP Loan

Additional Conditions (IU(R)

1.   On or before the Effective Date, Noteholder's receipt of:

(a)   A processing fee equal to $500.00, payable to Noteholder; and

(b)   Payment of $3,500.00 for Noteholder's legal fees.

2.    Borrower's application for forgiveness of the First PPP Loan and all accompanying backup documentation submitted with such application.

3.    Evidence of forgiveness determination, if any, received by Borrower in connection with the First PPP Loan.

Exhibit "A"	Securitization: MSCI 2019-H6
Midland Loan No.: 030316233
Borrower: LF3 Lubbock Expo, LLC
Property: 6435 50th Street (Fairfield Inn & Suites Lubbock)

CONSENT TO PPP LOAN